                                                          ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-41213 for Hartford Life Insurance Company Separate Account Two on Form N-4.

                                                         /s/ Arthur Andersen LLP

Hartford, Connecticut
March 10, 2000